Fees Summary	Jan. 28, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 342,604,170.50
Previously Paid Amount	0.00
Total Fee Amount	47,313.64
Total Offset Amount	0.00
Net Fee	$ 47,314.00